UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

Marsh & McLennan Companies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MARSH & MCLENNAN COMPANIES, INC. 1166 AVENUE OF THE AMERICAS NEW YORK, NY 10036 Your Vote Counts! MARSH & MCLENNAN COMPANIES, INC. 2022 Annual Meeting Vote by May 18, 2022 11:59 PM EDT. For shares held in a Plan, vote by May 16, 2022 11:59 PM EDT. D71572-P67910 You invested in MARSH & MCLENNAN COMPANIES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to May 5, 2022. If you would like to request a paper copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 19, 2022 10:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/MMC2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
Item 1 Election of Directors	
1a. Anthony K. Anderson	For
1b. Hafize Gaye Erkan	For
1c. Oscar Fanjul	For
1d. Daniel S. Glaser	For
1e. H. Edward Hanway	For
1f. Deborah C. Hopkins	For
1g. Tamara Ingram	For
1h. Jane H. Lute	For
1i. Steven A. Mills	For
1j. Bruce P. Nolop	For
1k. Morton O. Schapiro	For
1l. Lloyd M. Yates	For
1m. R. David Yost	For
Item 2 Advisory (Nonbinding) Vote to Approve Named Executive Officer Compensation	For
Item 3 Ratification of Selection of Independent Registered Public Accounting Firm	For

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D71573-P67910